INVESTOR AND ANALYST DAY 2013 NOVEMBER 19, 2013

Forward Looking Statements Some of the information included herein may contain forward-looking statements within the meaning of the federal securities laws. Forward-looking statements give our current expectations and may contain projections of results of operations or of financial condition, or forecasts of future events. Words such as “may,” “assume,” “forecast,” “position,” “predict,” “strategy,” “expect,” “intend,” “plan,” “estimate,” “anticipate,” “could,” “believe,” “project,” “budget,” “potential,” or “continue,” and similar expressions are used to identify forward-looking statements. They can be affected by assumptions used or by known or unknown risks or uncertainties. Consequently, no expected results of operations or financial condition or other forward-looking statements can be guaranteed. When considering these forward-looking statements, you should keep in mind the risk factors and other cautionary statements in Hi-Crush’s reports filed with the Securities and Exchange Commission (“SEC”), including those described under Item 1A, “Risk Factors” of Hi-Crush’s Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and any subsequently filed Quarterly Report on Form 10-Q. Actual results may vary materially. You are cautioned not to place undue reliance on any forward-looking statements. You should also understand that it is not possible to predict or identify all such factors and should not consider the risk factors in our reports filed with the SEC or the following list to be a complete statement of all potential risks and uncertainties. Factors that could cause our actual results to differ materially from the results contemplated by such forward-looking statements include: the volume of frac sand we are able to sell; the price at which we are able to sell frac sand; the outcome of any pending litigation; changes in the price and availability of natural gas or electricity; changes in prevailing economic conditions; and difficulty collecting receivables. All forward-looking statements are expressly qualified in their entirety by the foregoing cautionary statements. Hi-Crush’s forward-looking statements speak only as of the date made and Hi-Crush undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise. 2

Robert Rasmus Co-Chief Executive Officer Investor Presentation | September, 2013 3

4 Traditional MLP that Leverages Strong Industry Fundamentals to Create Growth and Value • Strategic Asset Portfolio • Substantial Growth Potential • Growing Distributions • Tenured Sponsorship • Experienced Management Team Key Investment Highlights Contracted Model Industry Leading Growth Platform Welcome to Hi-Crush

Hi-Crush Management Team 5 Robert Rasmus Co-Chief Executive Officer James Whipkey Co-Chief Executive Officer Laura Fulton Chief Financial Officer •Co-founder of Hi-Crush, served as Co-CEO since formation •Founding member, managing director of Red Oak Capital Management •34 years of experience •Co-founder of Hi-Crush, served as Co-CEO since formation •Founding member, managing director of Red Oak Capital Management •32 years of experience •CFO of Hi-Crush since April 2012 •CFO at AEI Services, LLC, 12 years of leadership at Lyondell •28 years of experience

Hi-Crush Management Team (continued) 6 Jay Alston Chief Operating Officer Bill Fehr Executive Vice President •COO of Hi-Crush since May 2011 •Designed frac sand facilities for Trinity Consulting •14 years of experience •EVP of Hi-Crush since May 2013 •D&I Co-Founder and Managing Member •35 years of experience

 First dropdown from Augusta  Hi-Crush acquires D&I for $133 million  Successfully settles Baker Hughes lawsuit with new 6-year agreement  Doubles size, diversifies revenue and customer platform, drives organic growth opportunities 2013 – A Year of Progress 7  Successfully transitioned support network  Established systems control, maintained D&I leadership and employees  Added more than 20 customers to platform to date  HCLP is the largest frac sand distributor in the Marcellus and Utica  HCLP can source, ship and distribute on all mainline railroads  12 destination terminals, 3 five thousand-foot rail spurs, 1.6 million tons of annual processing capacity(1), 1,700 acres of available resources(2) The Transactions The Transition The Transformation (1) Excludes 1.6 million tons processing capacity held at sponsor level (2) Held at sponsor level

 Since IPO in August 2012, HCLP is up 80.8% Unit Price and Total Return 8  HCLP delivering higher total return with strong, long-term business model Source: Bloomberg Source: Bloomberg 0% 20% 40% 60% 80% 100% 120% Alerian HCLP Total Annual Return (August 2012 IPO through 11/14/2013) 80 100 120 140 160 180 200 Indexed HCLP vs. Indexed Alerian HCLP Alerian Index 200% 180% 160% 140% 120% 100% 80%

The Industry 9 OPPORTUNITIES  Demand  Diversification  Consolidation CHALLENGES  Competition  Operations  Labor

• Executing on new services platform • Built a unified Hi-Crush team with over 200 employees • Establishing new sales center in Marcellus to support area operations • Integrated company-wide information systems • Added over 20 new customers across platform • Built a marketing team to pursue new opportunities What that Means for HCLP 10 Performance Under Pressure  We are ready

What We See 11 Proppant Consumed by Volume Source: The Freedonia Group, August 2013 Raw sand projected to increase as a percentage of proppant market, averaging at least 80% by volume 5.6 23.5 41.0 62.6 $40 $48 $58 $68 $80 1.8 7.0 29.6 51.2 78.5 0 10 20 30 40 50 60 70 80 90 2002 2007 2012 2017 2022 M ill io n s o f T o n s Raw frac sand Resin-coated sand Ceramics Other $/ton - raw frac sand

 Fractured markets with small players  Trend towards reducing suppliers Opportunities 12  Executing expansion capital plan over the next two years  Addition of D&I assets in June driving immediate growth Demand Diversification Consolidation Expanding Services Execution on Growth  Entry into distribution segment of value chain  Flexibility on pricing model  Enhanced exposure to new customers  Continue to diversify service offerings  Increasing lateral lengths, increasing number of frac stages, increasing proppant use per stage Opportunities Drive Use of More Sand

Laura Fulton Chief Financial Officer Investor Presentation | September, 2013 13

3Q 2013 YoY Var %* Sand produced and delivered from Wyeville (tons) 400,814 5.9 Production Costs ($ in Thousands) $5,250 3.3 Production cost per ton $13.10 (2.4) 3Q 2013 YoY Var %* Revenues $43,515 72.4 General & Administrative $5,030 141.1 EBITDA $19,232 7.2 Net Income $15,040 18.7 Distributable Cash Flow $17,601 Distribution/Unit $0.49 Coverage 1.24x Debt/LTM EBITDA 2.4x Financial Snapshot 14 Financial Results • EBITDA up 7.2% year over year • First distribution increase paid November 2013 • Strong coverage continues Operating Metrics *Variances calculated based on the combined Predecessor and Successor periods for the 3 months ended September 30, 2012 Note: See non-GAAP reconciliations in the Appendix

917,659 1,260,604 9M 9/30/12 9M 9/30/13 38.9 47.0 9M 9/30/12 9M 9/30/13 $16.45 $14.67 12M 9/30/12 12M 9/30/13 Delivering Results 15 Improving performance Selling More Sand Holding Costs Down EBITDA ($MM) Sand Sold (Tons) Production Costs/Ton ($ in thousands) +37% -11% +21% Note: See non-GAAP reconciliations in the Appendix

Highly Visible Growth Investor Presentation | September, 2013 16 (1) Assumes no dropdowns or M&A activity, or Class B unit conversion to common (2) Includes $7.5 million and $15 million from preferred interest in Augusta in 9M 2013 and 2014, respectively (3) Includes $1.5 million and $6 million in intangibles amortization in 9M 2013 and 2014, respectively (4) 2014 EPU based on 28,865,171 common and subordinated units outstanding 9M 2013 2014 (1) (millions, except per unit) Sales Volumes (in tons) 1.26 mm 2.3 - 2.7 mm EBITDA (2) $47.0 $80 - 90 G&A Expense (3) $11.6 $18 - 21 Distributable Cash Flow $47.7 $75 - 85 Earnings per Unit (4) $1.45 $2.05 - 2.15 HCLP Financial Outlook Note: The table above references estimated EBITDA, which is a non-GAAP measure that represents net income (loss) before net interest expense, income tax expense and depreciation, depletion and amortization expense, and Distributable Cash Flow, which is a non-GAAP measure that represents EBITDA less cash paid for interest expense and maintenance and replacement capital expenditures, including accrual for reserve replacement, plus accretion of asset retirement obligations and the distribution from the preferred interest in Augusta to the extent not included in net income. We have not included a reconciliation of these forward-looking non-GAAP measures to estimated net income because the GAAP financial measure on a forward-looking basis is not accessible, and the reconciling information is not available without unreasonable efforts.

Liquidity, Credibility, Execution 17 10.36% 8.53% 7.11% 6.87% 6.16% 0% 2% 4% 6% 8% 10% 12% Nov-2012 Feb-2013 May-2013 Aug-2013 Oct-2013 H i- C ru s h Y ie ld

1.4 1.8 2.4 3.3 4.1 4.5 6.2 6.9 A B HCLP C D E F G Strong Credit Metrics 18 • Committed to maintaining investment-grade metrics • EBITDA growth drives strong credit profile HCLP intends to maintain conservative capital structure 3Q 2013 Debt/LTM EBITDA Source: Public filings

HCLP Transformation 19 HCLP 2012 HCLP 2013 Top tier producer of premium white sand Leader in sand supply and logistics $100M Assets $300M 95 Employees 200+ 1.2M Sand Sold (tons) 1.8M+ 4 Customers 25+ 0 Destination Terminals 12

James Whipkey Co-Chief Executive Officer Investor Presentation | September, 2013 20

Where We Came From 21 Major Oilfield Service Companies

A Pure Play 22 Principal Wisconsin sand basins for Northern White frac sand are the Wonewoc and Jordan

Hi-Crush’s Competitive Advantage 23 • Low-Cost Producer • High Quality Reserves • Prime Portfolio of Assets • Focused Vision • Visible Avenues to Growth Focused On: Growth Returns Value Acceleration

Growth in All Regions 24 Eagle Ford Production (Mboe/d) Marcellus Production (Mmcfe/d) Source: HPDI, Morgan Stanley Research Source: HPDI, Morgan Stanley Research Source: HPDI, Morgan Stanley Research NE Marcellus – Horizontal Well Watch (Starting 2011) Source: Rystad, Morgan Stanley Research Utica Acreage Map

Three Months of Hydraulic Fracturing in the U.S. 25 Source: FracFocus.org; rolling 3 month data

Increasing Our Reach 26

Multiple Future Opportunities 27 Contracting Wyeville capacity, spot sales Future contributions from Augusta and sponsor-level projects in development Sponsor owns or has options on additional acres of undeveloped land Industry ripe for consolidation of small, private sand companies Incremental Volume Contributions Organic Expansion M&A

Defining Our Goals 28 Fully contracted Wyeville capacity through mid-2014 Contribution from Augusta expected in 2014 Three new distribution facilities and Whitehall production Industry ripe for consolidation of small, private sand companies Incremental Volume Contributions Organic Expansion M&A

Jay Alston Chief Operating Officer Investor Presentation | September, 2013 29

HCLP: The Low Cost Producer 30 0 50,000 100,000 150,000 200,000 250,000 300,000 350,000 400,000 450,000 $0.00 $5.00 $10.00 $15.00 $20.00 3Q 2011 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Qrtly Costs Rolling Costs - LTM Qrtly Tons Shipped from Wyeville

Building the Optimal Sand Company 31 Augusta

Expanding into the Future 32

Bill Fehr Executive Vice President Investor Presentation | September, 2013 33

2010 Activity in Marcellus shale increases dramatically History of D&I 34 2006 Founded D&I 2007 Marcellus starts to gain notice 2011 Targeted early expansion into Utica destination terminals 2012 Data from Utica wells indicated massive potential 2013 D&I becomes part of Hi-Crush 2008 Sales < $3mm 2012 Sales > $100mm

Unmatched Footprint 35 12 distribution terminals 1,144 owned and leased rail cars Existing footprint enables growth Super systems in high growth areas of Marcellus and Utica Announced Growth Under Construction 3Q13 – over 200 thousand tons sold 3 New Terminals

Focus on the Utica 36

Quality Sand, Quality Customers 37 • Significant storage in silos • Consistent testing of sand quality • Tight control of sand handling “Flat storage is flat wrong!”

Smithfield is a destination terminal location with : • 12 silos • Capacity of 18 thousand tons • 16 thousand feet of rail in the yard plus 8 thousand feet of siding to service the yard • Operates 24 hours a day, 365 days of the year • 12 employees on rotating shifts • New infrastructure build in 4Q 2012 and 1Q 2013 Smithfield Destination Terminal 38

Leveraging Our Success 39 • Low-Cost Producer • Prime Asset Portfolio • Visible Growth Avenues • Focused Vision Wisconsin • 3.2 million tons of capacity • 33 years of reserves Marcellus • Exclusive rail access • Three times as many distribution outlets as closest competitor Utica • Niche position in strongest drilling area • Twice as many terminals as closest competitor Growth • 1.6 million ton Whitehall production facility • Permian distribution terminal

Appendix Investor Presentation | September, 2013 40

Third Quarter Summary 41 Three Months Period from Period from Ended August 16 through July 1 through September 30, 2013 September 30, 2012 August 15, 2012 Successor Successor Predecessor Revenues $ 43,515 $ 12,643 $ 12,601 Cost of goods sold (including depreciation, depletion and amortization) 25,958 2,832 3,065 Gross profit 17,557 9,811 9,536 Operating costs and expenses: General and administrative 5,030 592 1,494 Exploration expense - 27 120 Accretion of asset retirement obligation 29 3 4 Income from operations 12,498 9,189 7,918 Other income (expense): Income from preferred interest in Hi-Crush Augusta LLC 3,750 - - Other income - - 6 Interest expense (1,208) (80) (855) Net income $ 15,040 $ 9,109 $ 7,069 Earnings per unit: Common units - basic and diluted $ 0.52 $ 0.33 Subordinated units - basic and diluted $ 0.52 $ 0.33 Weighted average limited partner units outstanding: Common units - basic and diluted 15,224,820 13,640,351 Subordinated units - basic and diluted 13,640,351 13,640,351

Third Quarter Summary 42 Three Months Period from Period from Ended August 16 through July 1 through September 30, 2013 September 30, 2012 August 15, 2012 Successor Successor Predecessor Reconciliation of EBITDA and Distributable Cash Flow to Net Income: Net income $ 15,040 $ 9,109 $ 7,069 Depreciation and depletion 1,322 395 421 Amortization expense 1,662 - - Interest expense 1,208 80 855 EBITDA $ 19,232 $ 9,584 $ 8,345 Less: Cash interest paid (1,119) (43) Maintenance and replacement capital expenditures, including accrual for reserve replacement (1) (541) (258) Add: Accretion of asset retirement obligation 29 3 Distributable cash flow $ 17,601 $ 9,286 (1) Maintenance and replacement capital expenditures, including accrual for reserve replacement, were determined based on an estimated reserve replacement cost of $1.35 per ton sold during the period. Such expenditures include those associated with the replacement of equipment and sand reserves, to the extent that such expenditures are made to maintain our long-term operating capacity. The amount presented does not represent an actual reserve account or requirement to spend the capital.

Production Costs per Ton at Wyeville 43 Hi-Crush Partners LP Production Cost per Ton Fiscal Quarter: 4Q 2011 1Q 2012 2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 Predecessor Successor Combined Tons produced and delivered 206,557 222,658 316,599 186,957 191,446 378,403 248,158 312,730 358,162 400,814 Production costs ($ in thousands) $ 3,806 $ 4,597 $ 5,006 $ 2,644 $ 2,437 $ 5,081 $ 3,845 $ 5,509 $ 4,758 $ 5,250 Production costs per ton $ 18.43 $ 20.65 $ 15.81 $ 14.14 $ 12.73 $ 13.43 $ 15.49 $ 17.62 $ 13.28 $ 13.10 12 months ended 3 months ended 6 months ended 9 months ended 12 months ended 12 months ended 12 months ended 12 months ended 12 months ended Trailing Twelve Months 12/31/2011 3/31/2012 6/30/2012 9/30/2012 9/30/2012 12/31/2012 3/31/2013 6/30/2013 9/30/2013 Predecessor Successor Combined Tons produced and delivered 332,593 222,658 539,257 726,214 191,446 1,124,217 1,165,818 1,255,890 1,297,453 1,319,864 Production costs ($ in thousands) $ 5,998 $ 4,597 $ 9,603 $ 12,247 $ 2,437 $ 18,490 $ 18,529 $ 19,441 $ 19,193 $ 19,362 Production costs per ton $ 18.03 $ 20.65 $ 17.81 $ 16.86 $ 12.73 $ 16.45 $ 15.89 $ 15.48 $ 14.79 $ 14.67

44 Hi-Crush Partners LP GAAP Reconciliation of Production Costs to Cost of Goods Sold Fiscal Quarter: 4Q 2011 1Q 2012 2Q 2012 4Q 2012 1Q 2013 2Q 2013 3Q 2013 (Amounts in thousands) Predecessor Successor Combined Cost of goods sold $ 3,949 $ 4,776 $ 5,495 $ 3,065 $ 2,832 $ 5,897 $ 4,313 $ 5,782 $ 11,585 $ 25,958 Other cost of sales - - - - - - - - (5,742) (19,165) Depreciation, depletion, and amortization (143) (179) (489) (421) (395) (816) (468) (273) (1,085) (1,543) Production costs $ 3,806 $ 4,597 $ 5,006 $ 2,644 $ 2,437 $ 5,081 $ 3,845 $ 5,509 $ 4,758 $ 5,250 3Q 2012 Wyeville Production Costs – Non-GAAP Recon.